Van Kampen New York Quality Municipal Trust
                       Item 77(o) 10F-3 Transactions
                     October 1, 2002 - March 31, 2003



  Security    Purcha  Offeri     Total     Amount     % of   % of   Brokers
 Purchased     se/      ng     Amount of     of     Offerin  Funds
              Trade    Price   Offering    Shares      g     Total
               Date     of                 Purchas  Purchas  Asset
                      Shares                 ed        ed      s
                                           By Fund  By Fund
The City of   11/01/   $4.51  $746,780,00  2,000,0   0.268%  1.300
  New York    02                   0         00                %       Bear
                                                                    Stearns &
                                                                     Co. Inc,
                                                                      Morgan
                                                                     Stanley,
                                                                    UBS Paine
                                                                      Webber
                                                                       Inc,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                    M.R. Beal
                                                                    & Company,
                                                                      First
                                                                      Albany
                                                                    Corporatio
                                                                    n, Goldman
                                                                     Sachs &
                                                                    Co, Lehman
                                                                    Brothers,
                                                                     Merrill
                                                                     Lynch &
                                                                      Co, JP
                                                                     Morgan,
                                                                    Ramirez &
                                                                     Co. Inc,
                                                                    Roosevelt
                                                                     & Cross
                                                                    Incorporat
                                                                    ed, Advest
                                                                        /
                                                                    Lebenthal,
                                                                    Apex Pryor
                                                                    Securities
                                                                      , CIBC
                                                                      World
                                                                     Markets,
                                                                     Commerce
                                                                     Capital
                                                                     Markets
                                                                     Inc, RBC
                                                                       Dain
                                                                     Rauscher
                                                                    Inc, A.G.
                                                                    Edwards &
                                                                    Sons Inc,
                                                                     Jackson
                                                                    Securities
                                                                       Inc,
                                                                      Janney
                                                                    Montgomery
                                                                    Scott LLC,
                                                                    Legg Mason
                                                                       Wood
                                                                      Walker
                                                                    Incorporat
                                                                     ed, Loop
                                                                     Capital
                                                                     Markets
                                                                       LLC,
                                                                     Popular
                                                                    Securities
                                                                     , Prager
                                                                    McCarthy &
                                                                    Sealy LLC,
                                                                    Prudential
                                                                    Securities
                                                                    , Raymond
                                                                     James &
                                                                    Associates
                                                                       Inc



                                                                      First
                                                                      Albany
                                                                    Corporatio
                                                                    n, Merrill
  New York    12/06/  $97.85  $363,065,00  1,500,0   0.413%  1.052   Lynch &
State Urban     02                 0         00                %    Co., Bear
Development                                                         Stearns &
Corporation                                                          Co. Inc,
                                                                     Goldman
                                                                     Sachs &
                                                                       Co.,
                                                                      Morgan
                                                                     Stanley,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                    UBS Paine
                                                                      Webber
                                                                       Inc,
                                                                      Lehman
                                                                    Brothers,
                                                                    JP Morgan,
                                                                    M.R. Beal
                                                                    & Company,
                                                                    CIBC World
                                                                     Markets,
                                                                     Raymond
                                                                     James &
                                                                    Associates
                                                                      , Inc,
                                                                    Ramirez &
                                                                    Co., Inc,
                                                                    Roosevelt
                                                                     & Cross,
                                                                    Incorporat
                                                                       ed,
                                                                     Advest,
                                                                    Inc, A.G.
                                                                    Edwards &
                                                                    Sons, Inc,
                                                                     Jackson
                                                                    Securities
                                                                    Incorporat
                                                                    ed, Quick
                                                                    & Reilly,
                                                                       Inc,
                                                                     Siebert
                                                                    Brandford
                                                                     Shank &
                                                                     Co. LLC

                                                                      Morgan
                                                                     Stanley,
 Dormitory                                                           Goldman
 Authority                                                           Sachs &
   of the     12/19/  $98.63  $629,010,00  1,370,0   0.218%  0.997   Co, M.R.
  State of      02                 0         00                %      Beal &
  New York                                                           Company,
   State                                                               A.G.
  Personal                                                          Edwards &
 Income Tax                                                         sons Inc,
  Revenue                                                              Bear
   Bonds                                                            Stearns &
                                                                     Co, CIBC
                                                                      World
                                                                     Markets,
                                                                      First
                                                                      Albany
                                                                    Corporatio
                                                                    n, Jackson
                                                                    Securities
                                                                    , Raymond
                                                                     James &
                                                                    Associates
                                                                     Inc, JP
                                                                     Morgan,
                                                                      Lehman
                                                                    Brothers,
                                                                     Merrill
                                                                     Lynch &
                                                                    Co, Proger
                                                                    McCarthy &
                                                                    Sealy LLC,
                                                                     RBC Dain
                                                                     Rauscher
                                                                       Inc,
                                                                    Roosevelt
                                                                     & Cross
                                                                       Inc,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                     Siebert
                                                                    Brandford
                                                                    shank & Co
                                                                     LLC, UBS
                                                                      Paine
                                                                      Webber


                                                                     Merrill
                                                                     Lynch &
                                                                      Co, JP
  New York                                                           Morgan,
    City                                                              Lehman
Transitiona   02/13/  $105.4  $604,125,00  1,500,0   0.248%  1.06%  Brothers,
 l Finance    03      7       0            00                         Morgan
 Authority                                                           Stanley,
 Future Tax                                                           Advest
  Secured                                                           Lebenthal,
   Bonds                                                               Bear
Fiscal 2003                                                         Stearns &
  Series D                                                           Co Inc,
                                                                     RBC Dain
                                                                     Rauscher
                                                                    Inc, First
                                                                      Albany
                                                                    Corporatio
                                                                    n, Goldman
                                                                     Sachs &
                                                                     Co, UBS
                                                                      Paine
                                                                      Webber
                                                                       Inc,
                                                                    Ramirez &
                                                                     Co Inc,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                    CIBC World
                                                                     Markets,
                                                                     Commerce
                                                                     Capital
                                                                     Markets
                                                                    Inc, A.G.
                                                                    Edwards &
                                                                    Sons Inc,
                                                                     Jackson
                                                                    Securities
                                                                    Inc, Legg
                                                                    Mason Wood
                                                                      Walker
                                                                    Incorporat
                                                                     ed, Loop
                                                                     Capital
                                                                     Markets
                                                                       LLC,
                                                                    Prudential
                                                                    Securities
                                                                    , Quick &
                                                                     Reilly,
                                                                     Raymond
                                                                     James &
                                                                    Associates
                                                                       Inc,
                                                                    Roosevelt
                                                                     & Cross
                                                                    Incorporat
                                                                       ed,
                                                                     Siebert
                                                                    Brandford
                                                                      Shank

              03/03/  $103.7  $169,640,00  1,565,0   1.417%  1.086
                03       7         0         00                %    JP Morgan,
  New York                                                            Bear,
   State                                                            Stearns &
Environment                                                          Co Inc,
     al                                                              Goldman,
 Facilities                                                          Sachs &
Corporation                                                         Co, Lehman
                                                                    Brothers,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                      First
                                                                      Albany
                                                                    Corporatio
                                                                    n, Raymond
                                                                     James &
                                                                    Associates
                                                                      , Inc,
                                                                     Merrill
                                                                     Lynch &
                                                                    Co, Morgan
                                                                     Stanley,
                                                                     Siebert
                                                                    Brandford
                                                                    Shank & Co
                                                                       LLC,
                                                                    Roosevelt
                                                                     & Cross,
                                                                    Incorporat
                                                                    ed, Samuel
                                                                    A. Ramirez
                                                                    & Co, Inc,
                                                                    UBS Paine
                                                                    Webber Inc